                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d)of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 25, 2002

                           Commission File No. 1-14501

                          PENNZOIL-QUAKER STATE COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                DELAWARE                             76-0200625
    (State or other jurisdiction of               (I.R.S. Employer
     incorporation or organization)             Identification No.)

                                 Pennzoil Place
                                  P.O. Box 2967
                            Houston, Texas 77252-2967
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (713) 546-4000

ITEM 5. OTHER EVENTS

          Pennzoil-Quaker State Company, a Delaware corporation (the "Company"), has entered into an Agreement and Plan of merger dated as of March 25, 2002, by and among Shell Oil Company, a Delaware corporation ("Shell"), Shell ND Company, a Delaware corporation and a wholly owned subsidiary of Shell ("Merger Sub"), and the Company (the "Merger Agreement"). The Board of Directors of the Company has unanimously approved the Merger Agreement.

          Under the terms of the Merger Agreement, each share of common stock of the Company (the "Common Stock") will be converted into the right to receive $22 in cash, without interest.

          The merger is conditioned upon, among other things, (i) approval of the holders of the Common Stock, (ii) clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and (iii) other customary conditions. The merger is expected to close in the second quarter of 2002.

          In connection with the Merger Agreement, the Company has amended the Rights Agreement dated as of December 18, 1998, between the Company and Mellon Investor Services LLC (formerly The Chase Manhattan Bank), a national banking association, as Rights Agent (the "Rights Agreement"). The Second Amendment to Rights Agreement, dated as of March 25, 2002, to the Rights Agreement (the "Second Amendment to Rights Agreement") exempts Shell, Merger Sub or any affiliate or associate thereof and the execution and delivery of the Merger Agreement and consummation of the transactions contemplated thereby from certain provisions of the Rights Agreement.

          On March 25, 2002, the Company and Shell issued a press release (the "Press Release") regarding the execution of the Merger Agreement.

          The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, the Second Amendment to Rights Agreement and the Press Release, which are filed as Exhibits hereto, and are incorporated herein by reference.

ITEM 7. EXHIBITS.

Exhibit No.       Description
2.1.              Agreement and Plan of Merger dated as of March 25,
                  2002, by and among Shell Oil Company, Shell ND Company and Pennzoil-Quaker State Company.

4.1. Second Amendment to Rights Agreement dated as of March 25, 2002, to the Rights Agreement between
                  Pennzoil-Quaker State Company and Mellon Investor Services LLC (formerly The Chase Manhattan Bank), as Rights Agent.

99.1.             Press Release dated March 25, 2002.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 28, 2002                        PENNZOIL-QUAKER STATE COMPANY
                                             (Registrant)

                                             By: /s/ PAUL B. SIEGEL
                                                 --------------------------
                                               Name:  Paul B. Siegel
                                               Title: Senior Vice President
                                                      and General Counsel

                                  EXHIBIT INDEX

          The following exhibits are filed herewith:

Exhibit No.       Description
2.1.              Agreement and Plan of Merger dated as of March 25,
                  2002, by and among Shell Oil Company, Shell ND
                  Company and Pennzoil-Quaker State Company.

4.1. Second Amendment to Rights Agreement dated as of March 25, 2002, to the Rights Agreement between Pennzoil-Quaker State Company and Mellon Investor Services LLC (formerly The Chase Manhattan Bank), as Rights Agent.

99.1              Press Release dated March 25, 2002.